SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
(AMENDMENT NO. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2015

 IBERIABANK CORPORATION
(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
200 West Congress Street, Lafayette, Louisiana 70501
(Address of Principal Executive Offices)
(337) 521-4003
Registrant’s telephone number, including area code
NOT APPLICABLE
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 23, 2015, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K dated July 23, 2015 (the "Form 8-K”) to report its results of operations and financial condition for the three and six months ended June 30, 2015.
This Amendment No. 1 on Form 8-K/A is being furnished solely to improve the viewing quality of the information included in Exhibits 99.1 and 99.2 of the original Form 8-K furnished earlier on July 23, 2015, and does not change any information set forth in the Form 8-K.

Item 2.02	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure
On July 22, 2015, the Registrant announced its results of operations for the three and six months ended June 30, 2015. Copies of the related press release and selected supplemental materials are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K/A and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1- Press Release reporting quarterly results, dated July 22, 2015, issued by the Registrant.
Exhibit 99.2- Supplemental Materials to conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: July 23, 2015	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release reporting second quarter results dated July 22, 2015, issued by the Registrant.
99.2	Supplemental Materials to conference call.